EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statements, File Nos. 333-06133 and 333-06145.



                                                     /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 24, 1998